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                                                                    Exhibit 4.1
Class A Common Stock

                                                    INCORPORATED UNDER THE LAWS
                                                      OF THE STATE OF DELAWARE

        NUMBER *0*                                             SHARES *0*

HLI

                              Hartford Life, Inc.

                                                        CUSIP 416592 10 3

                     THIS IS TO CERTIFY THAT ** Specimen **

                         IS THE OWNER OF ** Zero (0) **


      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

Hartford Life, Inc., transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the By Laws of the Company as the same may be from time to time amended to all of which the holder by acceptance hereof assents.

     This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Company and the signatures of its duly authorized officers.


Date __________________                    _____________________________________
                                                     President and CEO

COUNTERSIGNED AND REGISTERED:
    THE BANK OF NEW YORK                   _____________________________________
TRANSFER AGENT AND REGISTRAR               Chief Financial Officer and Treasurer


By _________________________________       _____________________________________
         Authorized Signature                            Secretary

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          GIFT MIN ACT ______ Custodian ______,
TEN ENT -- as tenants by the entireties               (Cust)          (Minor)
JT  TEN -- as joint tenants with right of        Under the _______ Transfers to
           survivorship and not as tenants                 (State)
           in common                             Minors Act


        Additional abbreviations may also be used though not in the above list.


For value received, _____________________ hereby sell, assign and transfer unto

_______________________________________________________________________________
    (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________ common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated _____________________      _____________________________________________

                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                 MENT OR ANY CHANGE WHATEVER.


                                 _____________________________________________
                                 SIGNATURE(S) GUARANTEED: THE SIGNATURE(S)
                                 SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                 AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                 MEMBERSHIP IN AN APPROVED SIGNATURE
                                 GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                 S.E.C. RULE 17 Ad-15.